Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Postretirement Benefit Plans
Postretirement Benefit Plans
Prosper has a 401(k) plan that covers all employees meeting certain eligibility requirements. The 401(k) plan is designed to provide tax-deferred retirement benefits in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Eligible employees may defer up to 90% of eligible compensation up to the annual maximum as determined by the Internal Revenue Service.  Prosper’s contributions to the plan are discretionary. During the years ended December 31, 2017, 2016 and 2015, Prosper has contributed $2.2 million, $2.6 million and $1.9 million, respectively to the 401(k) plan, respectively.